Intangible Assets	12 Months Ended
Mar. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets
Intangible Assets

	As of March 31, 2018
(in millions)	Gross Carrying Value	Accumulated Amortization	Net Carrying Value
Software	$3,484	$1,918	$1,566
Outsourcing contract costs	1,569	766	803
Customer related intangible assets	5,405	666	4,739
Other intangible assets	90	19	71
Total intangible assets	$10,548	$3,369	$7,179

	As of March 31, 2017
(in millions)	Gross Carrying Value	Accumulated Amortization	Net Carrying Value
Software	$2,347	$1,554	$793
Outsourcing contract costs	793	475	318
Customer related intangible assets	851	248	603
Other intangible assets	96	16	80
Total intangible assets	$4,087	$2,293	$1,794

Total intangible assets amortization was $1,127 million, $320 million and $286 million for fiscal 2018, 2017 and 2016, respectively. Total intangible assets amortization included amortization of outsourcing contract cost premiums recorded as reductions of revenues of $41 million, $11 million and $11 million for fiscal 2018, 2017 and 2016, respectively. The increase in net and gross carrying value from fiscal 2017 to 2018 was primarily due to the HPES Merger. See Note 2 - "Acquisitions".

During fiscal 2016, the Company sold certain intangible assets with net book value of zero to a third party and recorded a gain on sale of $31 million as a reduction to GIS segment cost of services. There were no similar sales of intangible assets to a third party during fiscal 2018 and fiscal 2017.

Estimated future amortization related to intangible assets as of March 31, 2018 is as follows:

Fiscal Year	(in millions)
2019	$1,119
2020	$1,026
2021	$919
2022	$784
2023	$722